SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 19, 2003
                                                          --------------



                           Tidelands Bancshares, Inc.
                           --------------------------
                            (Exact name of registrant
                          as specified in its charter)




      South Carolina                333-97035                02-0570232
--------------------------------------------------------------------------------
 (State or other                   (Commission             (I.R.S. Employer
  jurisdiction of                   File Number)            Identification No.)
  incorporation)




       875 Lowcountry Boulevard, Mt. Pleasant, South Carolina     29464
       ----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)




       Registrant's telephone number, including area code: (843) 388-8433
                                                           --------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

     On March 19, 2003, the Chief Executive Officer, Robert E. Coffee, Jr., and the Principal Accounting Officer, Robert H. Mathewes, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.







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





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TIDELANDS BANCSHARES, INC.



                                            By:      /s/ Robert E. Coffee, Jr.
                                               --------------------------------
                                            Name:    Robert E. Coffee, Jr.
                                            Title:   Chief Executive Officer

Dated: March 19, 2003


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

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Certification of the Chief Executive Officer and Principal Accounting Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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